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                                                                   EXHIBIT 10.14

EMPLOYERS MUTUAL, INC.



        August 5, 1999

                                                             [LOGO]

                                                     9716 SAN JOSE BOULEVARD
                                                     SUITE 200
                                                     JACKSONVILLE, FL 32257-5436
                                                     TELEFAX 904 262-0663
                                                     TELEPHONE 904 260-0035

        Lorine R. Sweeney
        President & CEO
        Xcare.net
        6400 S. Fiddler's Green Circle
        Englewood, CO 80111

        Dear Lorine:

        This letter is to confirm our agreement regarding the purchase by and assignment to our company, Employers Mutual, Inc. ("EMI") of certain assets of Group Brokerage, Inc. and/or Brokerage Services, Inc. (collectively, "GBI/BSI").

        Upon the payment to you of $[*], you will terminate the lease of PC's and other equipment as described in the addendum to processing and services agreement, dated July 25, 1997 releasing GBI/BSI of all obligations thereunder, and will sell and transfer title to EMI of these PC's and other equipment as described in the addendum to processing and services agreement, dated July 25, 1997 free and clear of all liens and encumbrances, such sale and transfer to be evidenced by a bill of sale, in form satisfactory to EMI, containing a warranty and fall indemnity with respect to title and freedom from claims of others.

        Upon the payment to you of $[*], you will hereby agree that all obligations of GBI/BSI under its software license as described in the addendum to processing and services agreement, dated July 25, 1997 are thereupon terminated and that EMI may thereafter use and obtain the benefits of such license for a period of three (3) months (as the same may be extended from month to month, "the Extension Period"). Any additional months beyond these three will be billed at $[*] per month.

        Upon the payment to you of $[*], you hereby acknowledge the accord and satisfaction of all other receivables due or to become due from GBI/BSI.

        EMI will continue to pay the GBI/BSI monthly support fee of $[*] during the Extension Period, at which time the support fee will be renegotiated pursuant to EMI's contract with you.

        EMI agrees to continue to pass through the amounts billed by Xcare for programming the Mutual of Omaha electronic file transmission program to Mutual of Omaha, and to pay the same to Xcare when received from Mutual of Omaha.


* Confidential Treatment Requested
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EMPLOYERS MUTUAL, INC.

        Lorine R. Sweeney                   2                    August 5, 1999

        You also confirm that GBI/BSI's members will be converted to EMI's Xcare software license without payment of the $[*] per member specified in EMI's contract with you.

        By their signatures below, GBI/BSI do hereby consent and agree to the terms of this letter agreement.

        If this letter properly documents our agreement, please sign below and return this letter and a copy of the above described bill of sale to me via facsimile to be followed by the original via federal express).

        Sincerely,

        /s/ Robert B. Finch
        ----------------------------
        Robert B. Finch
        Vice President

        Consented and Agreed to:


        Group Brokerage, Inc.                   Brokerage Services, Inc.

        By: /s/ Timothy R. Fischer              By:  /s/ James L. Henry
            ------------------------                ------------------------
        Name:  TIMOTHY R. FISCHER               Name:    JAMES L. HENRY
             -----------------------                 -----------------------
        Title: President                        Title:   President
              ----------------------                  ----------------------
        Date:  8-6-99                           Date:    8-6-99
             -----------------------                 -----------------------


        Agreed to:

        Xcare.net

        By: /s/ Lorine Sweeney
           -------------------------
        Name:   LORINE SWEENEY
             -----------------------
        Title:  President and CEO
              ----------------------
        Date:   8-6-99
             -----------------------


* Confidential Treatment Requested